                          Van Kampen American Capital

                                   BOND FUND

                               Semi-Annual Report
                               December 31, 1997

            -----A Wealth of Knowledge . A Knowledge of Wealth-----

                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents

Letter to Shareholders.........................................   1
Performance Results............................................   4
Portfolio of Investments.......................................   5
Statement of Assets and Liabilities............................   9
Statement of Operations........................................  10
Statement of Changes in Net Assets.............................  11
Financial Highlights...........................................  12
Notes to Financial Statements..................................  14
Dividend Reinvestment Plan.....................................  17


ACB SAR  2/98

                             Letter to Shareholders


February 5, 1998

Dear Shareholder,

     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called "Kiddie Credit" gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses with the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax-free, not just tax-deferred.

     This year more than ever, it might be important for you to work with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. With the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

Economic Review
     The bond market rallied during the second half of 1997 as fears of rising inflation dissipated, easing concerns that the Federal Reserve Board might raise interest rates. Despite strong economic growth, there was little evidence of inflation; consumer and wholesale prices rose only slightly during the second half of the year.

     In addition to a favorable inflation scenario, bonds benefited from an improved supply-and-demand balance. The supply of new Treasury securities declined as the federal budget deficit dropped to its lowest level in 23 years. At the same time, the demand for Treasury issues among U.S. investors increased amid growing concerns that the stock market rally was nearing an end. The seven-percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. Foreign investors continued to be heavy purchasers of U.S. Treasury bonds throughout the year. As a result of these bullish factors, the yield on the 30-year Treasury fell to 5.92 percent at year-end, down from 6.79 percent at mid-year.

     During the six months ended December 31, investment-grade corporate bonds moved in the same direction as Treasuries, but did not gain as strongly. After the financial crisis in Southeast Asia broke over the summer, the demand for corporate securities did not keep pace with the surge in supply. Investors favored U.S. Treasury bonds over corporate bonds because of their greater liquidity and potential to preserve capital.


                                    [PHOTO]
                     Dennis J. McDonnell and Don G. Powell

                                                           Continued on page two

Fund Strategy
     In managing the Fund, we maintained a diversified portfolio that was heavily weighted in investment-grade corporate bonds. Within that category, we emphasized bonds rated BBB, the lowest investment-grade rating assigned by Standard & Poor's Rating Group. These bonds tend to have higher yields than other investment-grade securities as well as a greater potential to appreciate in price, due to credit upgrades.

     As of December 31, 58.0 percent of Fund's long-term investments were rated BBB, 27.8 percent were rated A, and 7.4 percent were rated AA or AAA. In addition, 6.8 percent were non-investment grade (rated BB or below. During the six-month reporting period, the portfolio's percentage of non-investment grade bonds declined slightly as a result of credit upgrades.

     The mixture of credit quality represented in the Fund's portfolio is designed to help balance its potential price volatility in response to changing interest rates. Bonds rated BBB and below tend to perform better when rates are rising and have the potential to provide additional income. During periods of falling rates, bonds rated A or higher tend to perform better because they are more interest-rate sensitive.

     Portfolio turnover was low during the reporting period because there were few opportunities to add value over existing holdings. The average yield on bonds in the portfolio remained substantially above average market yields, and spreads between the yields of BBB-rated bonds and A-rated bonds continued to be tight. As a result, there was little incentive to replace many bonds in the portfolio.

     Trading activity emphasized enhancing the call protection of the Fund and its potential price appreciation. Purchases favored a diversified mix of long-term bonds that were not callable for several years and were priced at reasonable levels. These purchases were financed with proceeds from the sales of bonds whose credit outlooks had deteriorated and from proceeds of a call on the Fund's $6 million position in Cleveland Electric Illuminating.

     Opportunities for purchases increased during the latter part of the reporting period, when ripple effects from the Asian crisis spilled over into the general bond market. When selecting new bonds, we try to identify securities that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this selective approach, which is supported by our research, provides significant added value to the portfolio.

     We increased the number of individual holdings and added some investment-grade foreign bonds, which tend to pay higher yields than many U.S. corporate securities. Looking ahead, we hope to further diversify assets by adding more individual issues.

     During the reporting period, the duration of the Fund remained stable. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to changes in interest rates. Long-duration portfolios tend to perform better when interest rates are falling; short-duration portfolios tend to outperform when rates are rising. When rates fall, as they did throughout most of the reporting period, the duration of bonds tend to fall because many begin to trade to their call dates rather than maturity dates. We purchased long-duration bonds during the reporting period in order to help offset this decline in the duration of portfolio holdings. As of December 31, the duration of the Fund stood at 5.8 years, compared with 6.0 years for the benchmark, the Lehman Brothers Corporate Bond Index.

     The Fund's largest sector exposures continue to be utilities, consumer services, transportation, and processing industries. Its portion of utility bonds, however, declined during the reporting period, due to the Cleveland Electric Illuminating call.

                                                         Continued on page three

Holdings by Sector as of December 31, 1997*
Utilities.............................. 31%       Finance................... 4%
Consumer Services...................... 17%       Producer Manufacturing.... 4%
Raw Materials/Processing Industries.... 12%       Health Care............... 3%
Transportation......................... 11%       Consumer Non-Durables..... 2%
Energy.................................  8%       Consumer Durables......... 1%
Government.............................  7%
* As a percentage of long-term investments

Performance Summary
     For the six-month period ended December 31, 1997, the Fund generated a total return of 12.26 percent/1/ at market price and 7.04 percent/2/ at net asset value. For the same period, the Lehman Brothers Corporate Bond Index returned 6.95 percent. Keep in mind that this index is a broad-based unmanaged index that reflects the general performance of corporate bonds. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

     The Fund's return reflects an increase in market price per common share on the New York Stock Exchange from $19.250 on June 30, 1997 to $20.8125 on December 31, 1997, which includes reinvestment of dividends totaling $0.770 per share. Please refer to the chart on page four for additional Fund performance results.

Economic Outlook
     We expect the economy to remain strong going into 1998, although its growth rate is likely to slow from current levels. The financial crisis in Southeast Asia is anticipated to curb U.S. exports to the region, which in turn, could trim the earnings of many U.S. companies and reduce the overall U.S. growth rate. As a result, we believe there is little chance that the Fed will raise interest rates in the near term. We expect the yield for the 30-year Treasury bond to remain at current levels in the coming months, possibly declining further later in 1998.

     We believe the Fund's emphasis on high-quality investment-grade bonds and its relatively short average maturity will help to limit any potential price volatility due to changing market conditions. We do not expect to make any major changes to the portfolio unless market conditions shift dramatically. We will continue to seek a balance between the Fund's total return and its dividend income, and look to add value through our investment strategies and bond selection. Thank you for your continued confidence and trust in Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                             /s/ Dennis J. McDonnell
Don G. Powell                                 Dennis J. McDonnell
Chairman                                      President
Van Kampen American Capital                   Van Kampen American Capital
Asset Management, Inc.                        Asset Management, Inc.

          Performance Results for the Period Ended December 31, 1997
                     Van Kampen American Capital Bond Fund
                           NYSE Ticker Symbol -- ACB


Common Share Total Returns
Six-month total return based on market price/1/.....................      12.26%
Six-month total return based on NAV/2/..............................       7.04%
Distribution Rate
Distribution rate as a % of closing common stock price/3/...........       7.40%
Share Valuations
Net asset value.....................................................    $  20.91
Closing common stock price..........................................    $20.8125
Six-month high common stock price (12/31/97)........................    $20.8125
Six-month low common stock price (09/19/97).........................    $ 19.375

1 Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

2 Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

3 Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Fund shares, when sold, may be worth more or less than their original cost.

                            Portfolio of Investments


                         December 31, 1997 (Unaudited)
===============================================================================

Par
Amount
(000)       Description                                       Coupon   Maturity  Market Value
---------------------------------------------------------------------------------------------
            Corporate Bonds 89.1%
            Consumer Distribution 0.3%
   $   750  Dimon, Inc......................................  8.875%   06/01/06 $   808,950

            Consumer Durables 0.8%                                              -----------
       750  Brunswick Corp..................................   7.125   08/01/27     774,150
     1,000  Chrysler Corp...................................   7.450   03/01/27   1,076,590
                                                                                -----------
                                                                                  1,850,740
                                                                                -----------
            Consumer Non-Durables 2.0%
     4,000  Coca Cola Enterprises, Inc......................   8.500   02/01/12   4,741,200
                                                                                -----------
            Consumer Services 16.3%
     1,250  Belo A H Corp...................................   7.125   06/01/07   1,300,375
     1,250  Cablevision Systems Corp........................   7.875   12/15/07   1,284,375
     2,500  Clear Channel Commerce, Inc.....................   7.250   10/15/27   2,549,500
     2,500  Columbia Pictures Entertainment, Inc............   9.875   02/01/98   2,512,750
     2,000  Comcast Cable Communications....................   8.125   05/01/04   2,179,200
     3,000  Cox Communications, Inc.........................   7.250   11/15/15   3,151,200
     5,000  Harcourt General, Inc...........................   9.500   03/15/00   5,323,000
     1,750  Harcourt General, Inc...........................   8.875   06/01/22   2,138,850
     1,000  Harcourt General, Inc...........................   7.200   08/01/27   1,018,500
     1,000  News America Holdings, Inc......................   8.875   04/26/23   1,186,300
       100  Premier Parks, Inc..............................   9.750   01/15/07     106,750
     3,500  Royal Caribbean Cruises.........................   7.500   10/15/07   3,592,750
    11,000  Tele Communications, Inc........................   9.250   01/15/23  12,292,500
                                                                                -----------
                                                                                 38,636,050
                                                                                -----------

            Energy 7.7%
     7,400  Ashland Oil, Inc................................   8.800   11/15/12   8,841,520
       750  Barrett Resources Corp..........................   7.550   02/01/07     748,125
     5,025  PDV America, Inc................................   7.875   08/01/03   5,219,467
     1,500  Petroliam Nasional Berhad,
            144A Private Placement (a)......................   7.625   10/15/26   1,356,750
     1,000  Transcontinental Gas Pipe Line Corp.............   7.250   12/01/26   1,046,400
     1,000  Union Oil Co....................................   9.125   02/15/06   1,186,300
                                                                                -----------
                                                                                 18,398,562
                                                                                -----------

                                       5       See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
===============================================================================

Par
Amount
(000)      Description                                   Coupon     Maturity  Market Value
------------------------------------------------------------------------------------------
           Finance 4.0%
    $1,000 Americredit Corp............................   9.250%    02/01/04    $  991,250
     3,188 First PV Funding Corp.......................  10.300     01/15/14     3,356,246
     4,500 Hutchinson Whampoa Finance,
           144A Private Placement (a)..................   7.500     08/01/27     4,097,475
     1,000 Royal Bank Scotland Group...................   6.375     02/01/11       977,140
                                                                                ----------
                                                                                 9,422,111
                                                                                ----------
           Healthcare 2.8%
     2,300 Aetna Services, Inc.........................   7.125     08/15/06     2,375,325
     1,000 Allegiance Corp.............................   7.800     10/15/16     1,085,000
       500 Manor Care, Inc.............................   7.500     06/15/06       519,200
     1,500 Tenet Healthcare Corp.......................  10.125     03/01/05     1,638,750
     1,000 Tenet Healthcare Corp.......................   8.625     01/15/07     1,033,000
                                                                                ----------
                                                                                 6,651,275
                                                                                ----------

           Producer Manufacturing 3.6%
       250 American Builders...........................  10.625     05/15/07       259,688
     4,400 ITT Corp....................................   6.750     11/15/05     4,383,280
     1,000 ITT Corp....................................   7.375     11/15/15       976,200
       162 Rayovac Corp................................  10.250     11/01/06       176,783
     2,500 Rubbermaid, Inc.............................   6.600     11/15/06     2,552,250
       250 US Can Corp.................................  10.125     10/15/06       264,063
                                                                                ----------
                                                                                 8,612,264
                                                                                ----------
           Raw Materials/Processing Industries 11.7%
     2,000 Bowater, Inc................................   9.375     12/15/21     2,588,800
     1,000 Crown Cork & Seal, Inc......................   8.000     04/15/23     1,061,600
     5,000 Federal Paper Board, Inc....................   8.875     07/01/12     6,017,000
     9,500 Georgia Pacific Corp........................   9.500     02/15/18     9,943,650
     4,000 IMC Global, Inc.............................   6.875     07/15/07     4,080,920
     3,100 Owens Corning Fiberglass Corp...............   9.375     06/01/12     3,809,280
       250 Pride Petroleum Services, Inc...............   9.375     05/01/07       269,575
                                                                                ----------
                                                                                27,770,825
                                                                                ----------
           Technology 0.3%
       750 Raytheon Co.................................   7.200     08/15/27       790,725
                                                                                ----------

                                       6      See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
===============================================================================

Par
Amount
(000)       Description                                  Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------------
            Transportation 11.1%
    $3,000  AMR Corp....................................  9.500%  05/15/01  $  3,307,800
     4,250  CSX Corp....................................  8.625   05/15/22     5,130,600
     2,500  Kansas City Southern Industries, Inc........  7.875   07/01/02     2,641,000
     7,000  Union Pacific Corp..........................  8.350   05/01/25     7,674,800
     6,000  United Airlines, Inc........................ 10.020   03/22/14     7,573,800
                                                                           -------------
                                                                              26,328,000
                                                                           -------------
            Utilities 28.5%
     5,000  A T & T Corp................................  8.625   12/01/31     5,574,500
     1,000  AES Corp.................................... 10.250   07/15/06     1,081,250
     3,000  Arizona Public Service Co...................  9.500   04/15/21     3,378,900
     3,500  Arizona Public Service Co...................  8.750   01/15/24     3,872,400
     2,000  Arizona Public Service Co...................  8.000   02/01/25     2,123,200
     1,000  Commonwealth Edison Co......................  8.625   02/01/22     1,106,900
     7,000  Consumers Energy Co.........................  8.750   02/15/98     7,037,100
     5,000  GTE North, Inc..............................  8.500   12/15/31     5,514,500
     3,000  Gulf States Utilities Co....................  8.940   01/01/22     3,253,200
     4,000  Long Island Lighting Co.....................  9.750   05/01/21     4,174,400
     3,000  Long Island Lighting Co.....................  9.000   11/01/22     3,366,000
     4,150  Montana Power Co............................  8.950   02/01/22     4,751,750
     7,000  Public Service Co. Colorado.................  8.750   03/01/22     7,845,250
     2,000  Southern California Gas Co..................  8.750   10/01/21     2,197,000
     2,500  Texas Utilities Electric Co.................  8.875   02/01/22     2,783,750
     5,000  United Telecommunications Kansas............  9.500   04/01/03     5,724,500
       500  UtiliCorp United, Inc.......................  6.700   10/15/06       512,150
     3,000  UtiliCorp United, Inc.......................  9.000   11/15/21     3,374,400
                                                                           -------------
                                                                              67,671,150
                                                                           -------------
            Total Corporate Bonds.......................                     211,681,852
                                                                           -------------

            Government and Government Agency Obligations 6.3%
        10  Federal Home Loan Mortgage Corp., Pool......  7.375   01/01/03         9,475
         1  Government National Mortgage Assn., Pool.... 10.000   10/15/16         1,356
         8  Government National Mortgage Assn., Pool.... 10.000   07/15/20         8,306
     4,000  Newfoundland Province Canada................  9.000   10/15/21     5,059,200

                                       7

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
================================================================================


Par
Amount
(000)      Description                                Coupon         Maturity     Market Value
----------------------------------------------------------------------------------------------
           Government and Government Agency Obligations (Continued)

$   5,500  Saskatchewan Province Canada.............   8.000%        02/01/13     $  6,369,000

    3,500  U.S. Treasury Note.......................   5.750         10/31/02        3,503,815
                                                                                  ------------
           Total Government and Government Agency Obligations                       14,951,152
                                                                                  ------------

Preferred Stock 2.2%

Commonwealth Edison Co. (44,830 preferred shares, 8.38% coupon)..............        4,494,208
Time Warner, Inc. (594 preferred shares, 10.25% coupon)......................          667,507
                                                                                  ------------
    Total Preferred Stock....................................................        5,161,715
                                                                                  ------------


Total Long-Term Investments 97.6%
      (Cost $210,240,518)....................................................      231,794,719

Repurchase Agreement 0.3%

BA Securities ($845,000 par collaterized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $845,305)
    (Cost $845,000)..........................................................          845,000
                                                                                  ------------
Total Investments 97.9%
    (Cost $211,085,518)......................................................      232,639,719

Other Assets in Excess of Liabilities 2.1%...................................        4,904,741
                                                                                  ------------
Net Assets 100.0%............................................................     $237,544,460
                                                                                  ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

The following table summarizes the long-term debt security portfolio composition at December 31, 1997, based upon the highest quality ratings as determined by Standard & Poor's or Moody's.

                    Portfolio Composition by Credit Quality

                    AAA...........................     1.5%
                    AA............................     5.9
                    A.............................    27.8
                    BBB...........................    58.0
                    BB............................     6.4
                    B.............................     0.4
                                                    ------
                                                    100.0%
                                                    ======


                                       8       See Notes to Financial Statements

                      Statement of Assets and Liabilities

                         December 31, 1997 (Unaudited)
=========================================================================

Assets:
Total Investments (Cost $211,085,518).....................  $ 232,639,719
Cash......................................................          3,129
Receivables:
  Interest................................................      5,132,757
  Investments Sold........................................        105,000
  Dividends...............................................         93,919
Other.....................................................         87,587
                                                            -------------
     Total Assets.........................................    238,062,111
                                                            -------------
Liabilities:
Payables:
  Income Distributions....................................        288,771
  Investment Advisory Fee.................................         97,588
  Affiliates..............................................         10,597
Accrued Expenses..........................................         20,242
Trustees' Deferred Compensation and Retirement Plans......        100,453
                                                            -------------
     Total Liabilities....................................        517,651
                                                            -------------
Net Assets................................................  $ 237,544,460
                                                            =============
Net Assets Consist of:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding)...  $  11,362,465
Capital...................................................    235,011,011
Net Unrealized Appreciation...............................     21,554,201
Accumulated Undistributed Net Investment Income...........        256,455
Accumulated Net Realized Loss.............................    (30,639,672)
                                                            -------------
Net Assets................................................  $ 237,544,460
                                                            =============
Net Asset Value Per Common Share
  ($237,544,460 divided by 11,362,465 shares outstanding).  $       20.91
                                                            =============

                                        See Notes to Financial Statements

                            Statement of Operations

             For the Six Months Ended December 31, 1997 (Unaudited)
===============================================================================

Investment Income:
Interest.......................................  $ 9,114,879
Dividends......................................      220,092
                                                 -----------
     Total Income..............................    9,334,971
                                                 -----------
Expenses:
Investment Advisory Fee........................      574,970
Shareholder Services...........................       65,177
Custody........................................       11,492
Trustees' Fees and Expenses....................       10,933
Legal..........................................        7,056
Other..........................................       95,978
                                                 -----------
     Total Expenses............................      765,606
                                                 -----------
Net Investment Income..........................  $ 8,569,365
                                                 ===========
Realized and Unrealized Gain/Loss:
Net Realized Gain..............................  $   501,668
Unrealized Appreciation/Depreciation:
     Beginning of the Period...................   14,528,694
     End of the Period.........................   21,554,201
                                                 -----------
Net Unrealized Appreciation During the Period..    7,025,507
                                                 -----------
Net Realized and Unrealized Gain...............  $ 7,527,175
                                                 ===========
Net Increase in Net Assets from Operations.....  $16,096,540
                                                 -----------


                                       10    See Notes to Financial Statements

                       Statement of Changes in Net Assets

                 For the Six Months ended December 31, 1997 and

                    the Year Ended June 30, 1997 (Unaudited)
===============================================================================


                                                        Six Months Ended     Year Ended
                                                       December 31, 1997   June 30, 1997
----------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income................................       $  8,569,365    $ 17,675,549
Net Realized Gain....................................            501,668         228,318
Net Unrealized Appreciation During the Period........          7,025,507       2,897,006
                                                            ------------    ------------
Change in Net Assets from Operations.................         16,096,540      20,800,873
Distributions from Net Investment Income.............         (8,749,495)    (17,499,005)
                                                            ------------    ------------
Net Change in Net Assets from
  Investment Activities..............................          7,347,045       3,301,868
Net Assets:
Beginning of the Period..............................        230,197,415     226,895,547
                                                            ------------    ------------
End of the Period
  (Including accumulated undistributed net investment
  income of $256,455 and $436,585, respectively).....       $237,544,460    $230,197,415
                                                            ============    ============

                                       11      See Notes to Financial Statements

                              Financial Highlights

The following schedule presents financial highlights for one common share of the
         Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================


                                                        Six Months Ended------------------------------
                                                       December 31, 1997      1997      1996      1995
------------------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of the Period..................................     $ 20.259   $ 19.97   $ 20.41   $ 19.07
                                                                --------   -------   -------   -------
  Net Investment Income....................................         .754     1.556      1.54      1.52
  Net Realized and Unrealized Gain/Loss....................         .663      .273      (.44)     1.36
                                                                --------   -------   -------   -------
Total from Investment Operations...........................        1.417     1.829      1.10      2.88

Less Distributions from Net Investment Income..............         .770     1.540      1.54      1.54
                                                                --------   -------   -------   -------
Net Asset Value, End of the Period.........................     $ 20.906   $20.259   $ 19.97   $ 20.41
                                                                ========   =======   =======   =======
Market Price Per Share at End of the Period................     $20.8125   $19.250   $18.125   $19.125

Total Investment Return at Market Price (a) (d)............       12.26%*   15.06%     2.61%    14.89%

Total Return at Net Asset Value (b) (d)....................        7.04%*    9.46%     5.94%    16.54%

Net Assets at End of the Period (In millions) (d)..........     $  237.5   $ 230.2   $ 226.9   $ 231.9

Ratio of Operating Expenses to
   Average Net Assets......................................         .64%      .68%      .67%      .68%

Ratio of Convertible Note Expenses to Average
   Net Assets (c)..........................................           --        --        --      .39%

Ratio of Net Investment Income to Average
   Net Assets..............................................        7.18%     7.70%     7.47%     7.92%

Portfolio Turnover.........................................          10%        8%       11%        8%

Assuming full dilution of debt (c):

  Net Asset Value, End of the Period.......................           --        --        --        --

  Number of Shares Outstanding,
     End of the Period (000)...............................           --        --        --        --

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.

(d) Prior to fiscal year end 1992, this item was not a required disclosure.
  * Non-Annualized


===================================================================
  Year Ended June 30,
-------------------------------------------------------------------
       1994       1993      1992       1991        1990        1989
-------------------------------------------------------------------

    $ 21.33    $ 19.85   $ 18.68    $ 18.72     $ 20.34     $ 21.49
    -------    -------   -------    -------     -------     -------
       1.56      1.575     1.735       1.76        2.07        1.90
      (2.28)      1.55     1.115       (.03)     (1.615)       (.85)
    -------    -------   -------    -------     -------     -------
       (.72)     3.125      2.85       1.73        .455        1.05
       1.54      1.645      1.68       1.77       2.075        2.20
    -------    -------   -------    -------     -------     -------
    $ 19.07    $ 21.33   $ 19.85    $ 18.68     $ 18.72     $ 20.34
    =======    =======   =======    =======     =======     =======
    $18.125    $20.750   $19.750    $18.375     $16.500     $20.250
     (5.59%)    13.76%    17.12%         --          --          --
     (3.37%)    16.35%    15.79%         --          --          --
    $ 216.6    $ 235.6   $ 218.5         --          --          --

       .68%       .71%      .71%       .72%        .71%        .71%

       .82%       .98%     1.05%      1.09%       1.55%       1.90%

      7.29%      7.65%     8.90%      9.42%      10.65%       9.03%
         2%        19%       39%        18%         14%         13%

    $ 19.07    $ 21.09   $ 19.78    $ 18.74     $ 18.78     $ 20.17

     12,411     12,411    12,372     12,304      12,304      12,746


                                       13  See Notes to Financial Statements

                         Notes to Financial Statements

                         December 31, 1997 (Unaudited)
===============================================================================

1. Significant Accounting Policies

Van Kampen American Capital Bond Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of debt securities.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1997, there were no when issued or delayed delivery purchase-commitments.

  The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian

                         December 31, 1997 (Unaudited)
================================================================================

bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. Federal Income Taxes--it is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $31,141,340 which will expire between June 30, 1998 and June 30, 2000. Of this amount, $26,984,856 will expire on June 30, 1998.

     At December 31, 1997, for federal income tax purposes, cost of long-and short-term investments is $211,085,518; the aggregate gross unrealized appreciation is $21,774,568 and the aggregate gross unrealized depreciation is $220,367, resulting in net unrealized appreciation of $21,554,201.

E. Distribution of Income and Gains--Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                         December 31, 1997 (Unaudited)
================================================================================

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                            % Per Annum
=========================================================================
First $150 million...........................................   .50 of 1%
Next $100 million............................................   .45 of 1%
Next $100 million............................................   .40 of 1%
Over $350 million............................................   .35 of 1%

     For the six months ended December 31, 1997, the Fund recognized expenses of approximately $15,400 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Trustees of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a prorated reduced benefit. Under the Plan, for the Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.

     At the Annual Meeting of Shareholders held on December 18, 1997, seven new trustees and one incumbent trustee were elected to replace the seven trustees that resigned, with the effective date of their resignation being December 31, 1997. In connection with their resignation from services as trustee of the Fund, each resigning trustee will receive the vested portion of their retirement benefits under the Fund's retirement plan. In addition, in recognition of their years of service, VKAC will pay each resigning trustee an amount equal to the non-vested portion of their retirement benefits. These retirement benefits are being paid in lieu of receiving benefit payments over a ten-year period and will not be paid to a resigning trustee who is an affiliated person of the Adviser.

3. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $24,410,750 and $22,734,983, respectively.

                           Dividend Reinvestment Plan


The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price, including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to the Plan Agent, which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares). If Plan Agent cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

  You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

  You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

  Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                              Boston EquiServe LP
                                 P.O Box 8200
                             Boston, MA 02266-8200
                                1-800-341-2929

  If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                Funds Distributed by Van Kampen American Capital


EQUITY FUNDS

Domestic

  MS Aggressive Equity
  VKAC Aggressive Growth
  MS American Value
  VKAC Comstock
  VKAC Emerging Growth
  VKAC Enterprise
  VKAC Equity Income
  VKAC Growth
  VKAC Growth and Income
  VKAC Harbor
  VKAC Pace
  VKAC Real Estate Securities
  MS U.S. Real Estate
  VKAC Utility
  MS Value

International/Global
  MS Asian Growth
  MS Emerging Markets
  MS Global Equity
  VKAC Global Equity
  VKAC MS Global Equity Allocation
  VKAC Global Managed Assets
  MS International Magnum
  MS Latin American

FIXED-INCOME FUNDS

Income

  VKAC Corporate Bond
  MS Global Fixed Income
  VKAC Global Government Securities
  VKAC Government Securities
  VKAC High Income Corporate Bond
  MS High Yield
  VKAC High Yield
  VKAC Short-Term Global Income
  VKAC Strategic Income
  VKAC U.S. Government
  VKAC U.S. Government Trust for Income
  MS Worldwide High Income

Tax Exempt Income

  VKAC California Insured Tax Free
  VKAC Florida Insured Tax Free Income
  VKAc High Yield Municipal
  VKAC Insured Tax Free Income
  VKAC Intermediate Term
       Municipal Income
  VKAC Municipal Income
  VKAC New York Tax Free Income
  VKAC Pennsylvania Tax Free Income
  VKAC Tax Free High Income

Capital Preservation

  VKAC Limited Maturity Government
  VKAC Prime Rate Income Trust
  VKAC Reserve
  VKAC Senior Floating Rate
  VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 .    visit our web site at www.vkac.com--to view prospectuses, select
     Investors' Place, then Download a Prospectus

 .    call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
     (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .    e-mail us by visiting www.vkac.com and selecting Investors' Place

                     Van Kampen American Capital Bond Fund

Board of Trustees

David C. Arch
Rod Dammeyer
Howard J Kerr
Dennis J. McDonnell*--Chairman
Steven Muller
Theodore A. Myers
Hugo F. Sonnenschein
Wayne W. Whalen


Officers

Don G. Powell*
 President
Dennis J. McDonnell*
 Executive Vice President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser
Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02105

Shareholder Servicing Agent
Boston EquiServe LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

Legal Counsel

Sullivan & Worcester LLP
1025 Connecticut Ave, NW
Washington, DC 20036

Independent Accountants

Ernst & Young LLP
1221 McKinney Suite 2400
Houston, Texas 77010

=========================================
     INQUIRIES ABOUT AN INVESTOR'S
       ACCOUNT SHOULD BE REFERRED
      TO THE FUND'S TRANSFER AGENT
            BOSTON EQUISERVE
             P.O. BOX 8200
    BOSTON, MASSACHUSETTS 02266-8200
       TELEPHONE: (800) 341-2929
           ALASKA AND HAWAII
      CALL COLLECT: (713) 993-0500
Ask for Closed-End Fund Account Services
=========================================


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998
     All rights reserved.

/SM/ denotes a service mark of Van Kampen American Capital
     Distributors, Inc.

                          Results of Shareholder Votes

     An Annual Meeting of Shareholders of the Fund was held on December 18, 1997, where shareholders voted on the election of Trustees and independent public accountants.
     1) With regard to the election of the following trustees:

                                                      # of Shares
                                               ------------------------
                                                In Favor        Against
=======================================================================
          David C. Arch.....................   7,668,524         76,987
          Rod Dammeyer......................   7,669,244         76,268
          Howard J Kerr.....................   7,668,564         76,947
          Dennis J. McDonnell...............   7,668,675         76,836
          Steven Muller.....................   7,664,415         81,097
          Theodore A. Myers.................   7,664,859         80,652
          Hugo F. Sonnenschein..............   7,669,454         76,058
          Wayne W. Whalen...................   7,669,738         75,774

     2) With regard to the ratification of Ernst & Young LLP as independent accountants for the Fund, 7,629,477 shares voted in favor of the proposal, 35,089 shares voted against and 89,945 shares abstained.

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                   VAN KAMPEN
                                AMERICAN CAPITAL


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181